UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2018

ADTRAN, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24612	63-0918200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On March 20, 2018, ADTRAN, Inc. (the “Company”) announced its acquisition of Sumitomo Electric Lightwave Corp.’s North American EPON business and its entry into a technology license and OEM supply agreement with Sumitomo Electric Industries, Ltd. for North America, South America, EMEA, Australia and New Zealand.

A copy of the Company’s press release, dated March 20, 2018, announcing the above referenced acquisition is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K.

Exhibit number	Description
99.1	Press Release dated March 20, 2018

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 21, 2018.

ADTRAN, Inc.
(Registrant)

By: /s/ Roger D Shannon
Roger D. Shannon
Senior Vice President of Finance,

Chief Financial Officer, Corporate Secretary and Treasurer

(Principal Accounting Officer